Exhibit 3.7

Mailing Address: PO Box 9431 Stn Prov Govt Victoria BC V8W 9V3 www.corporateonline.gov.bc.ca	Location: 2nd Floor - 940 Blanshard Street Victoria BC 1 877 526-1526

CERTIFIED COPY Of a Document filed with the Province of British Columbia Registrar of Companies
Notice of Articles
BUSINESS CORPORATIONS ACT	T.K. SPARKS

This Notice of Articles was issued by the Registrar on: February 13, 2025 03:45 PM Pacific Time

Incorporation Number: C0867178

Recognition Date and Time: Continued into British Columbia on November 25, 2009 03:15 PM Pacific Time

NOTICE OF ARTICLES

Name of Company:

EDESA BIOTECH, INC.

REGISTERED OFFICE INFORMATION

Mailing Address:	Delivery Address:
2900 - 550 BURRARD STREET VANCOUVER BC V6C 0A3 CANADA	2900 - 550 BURRARD STREET VANCOUVER BC V6C 0A3 CANADA

RECORDS OFFICE INFORMATION

Mailing Address:	Delivery Address:
2900 - 550 BURRARD STREET VANCOUVER BC V6C 0A3 CANADA	2900 - 550 BURRARD STREET VANCOUVER BC V6C 0A3 CANADA

Page: 1 of 3

DIRECTOR INFORMATION

Last Name, First Name, Middle Name:

Oakes, Frank

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:

Chypyha, Joan

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:

Sistilli, Carlo

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:

MacDonald, Sean

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:

Liu, David

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:

Olson, Charles

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

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Last Name, First Name, Middle Name:

Marshall, Patrick

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

Last Name, First Name, Middle Name:

Nijhawan, Pardeep

Mailing Address:	Delivery Address:
100 SPY COURT MARKHAM ON L3R 5H6 CANADA	100 SPY COURT MARKHAM ON L3R 5H6 CANADA

RESOLUTION DATES:

Date(s) of Resolution(s) or Court Order(s) attaching or altering Special Rights and Restrictions attached to a class or a series of shares:

March 27, 2018

April 17, 2020

October 30, 2024

February 11, 2025

AUTHORIZED SHARE STRUCTURE

1.	No Maximum	Common Shares	Without Par Value

			With Special Rights or Restrictions attached

2.	No Maximum	Preferred Shares	Without Par Value

			With Special Rights or Restrictions attached

1.	500	Series A-1 Convertible Preferred	Special Rights or Restrictions are attached

2.	1,000	Series B-1 Convertible Preferred	Special Rights or Restrictions are attached

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